Exhibit No. 32.1

Form 10-KSB
For the Transitional Period from October 1, 2004 through June 30, 2005
IsoRay, Inc.
(formerly Century Park Pictures Corporation)
File No. 0-14247
Certification Pursuant to 18 U.S.C. Section 1350, as Adopted

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Transitional Report of IsoRay, Inc. (formerly Century Park Pictures Corporation) (the “Company”) on Form 10-KSB for the period ending June 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Roger Girard, Chief Executive Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 26, 2006	By:	/s/ Roger E. Girard
Roger E. Girard
Chief Executive Officer

In connection with the Transitional Report of IsoRay, Inc. (formerly Century Park Pictures Corporation) (the “Company”) on Form 10-KSB for the period ending June 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Michael Dunlop, Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 26, 2006	By:	/s/ Michael Dunlop
Michael Dunlop
Chief Financial Officer